Exhibit 10.1

EXECUTION VERSION

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this 16th day of July, 2021, by and among Nexters Inc., a British Virgin Islands business company (the “Issuer”), Kismet Acquisition One Corp., a British Virgin Islands business company (“Kismet”), Kismet Sponsor Limited, a British Virgin Islands business company (“Sponsor”), and the undersigned (“Subscriber” or “you”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Business Combination Agreement (as defined below and as in effect on the date hereof).

WHEREAS, this Subscription Agreement is being entered into in connection with the Business Combination Agreement, dated as of January 31, 2021 (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”), among the Issuer, Kismet, Sponsor, Nexters Global Ltd., a private limited liability company domiciled in Cyprus (the “Company”) and other parties named therein, on the terms and subject to the conditions set forth therein (the transactions contemplated by the Business Combination Agreement, the “Transactions”);

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase ordinary shares (the “Shares”) with no par value in the Issuer (all of the ordinary shares of the Issuer together, the “Issuer Shares”) set forth on the signature page hereto for a purchase price of $10.00 per share, for the aggregate purchase price set forth on Subscriber’s signature page hereto (the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Shares in consideration of the payment of the Purchase Price therefor by or on behalf of Subscriber to the Issuer, all on the terms and conditions set forth herein;

WHEREAS, certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or institutional “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) (each, an “Other Subscriber”) have, severally and not jointly, entered into separate subscription agreements with the Issuer (the “Other Subscription Agreements”), pursuant to which such Other Subscribers have agreed to purchase Issuer Shares on the Closing Date at the same per share purchase price as the Subscriber, and the aggregate amount of securities to be sold by the Issuer pursuant to this Subscription Agreement and the Other Subscription Agreements equals, as of the date hereof, [●] Issuer Shares;

WHEREAS, the Issuer publicly filed a registration statement on the Form F-4 (the “Registration Statement”) with the U.S. Securities Exchange Commission (the “Commission”) on June 14, 2021 in relation to the Transactions; and

WHEREAS, the Sponsor desires to transfer [●] Pubco Private Warrants (the “Transferring Warrants”) to the undersigned on the terms and conditions set forth herein as consideration by the undersigned to enter into this Subscription Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.	Subscription. Subject to the terms and conditions hereof, at the Closing, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Shares (such subscription and issuance, the “Subscription”).

2.	Warrant Transfer. Subject to the terms and conditions hereof, at the Transfer Closing, Sponsor hereby agrees to transfer, and the Subscriber hereby agrees to receive, the Transferring Warrants as consideration by the Subscriber to enter into this Subscription Agreement (such transfer and reception, the “Warrant Transfer”). The Subscriber agrees that neither the Transferring Warrants nor the Issuer Shares underlying such warrants may be transferred, assigned or sold until 30 days after the completion of a Business Combination and agrees further that it shall be bound by the transfer restrictions set forth under subsection 2.6.1 of the Private Placement Warrants Purchase Agreement, dated August 5, 2020, by and among Kismet Acquisition One Corp and Kismet Sponsor Limited (the “Warrant Agreement”).

3.	Representations, Warranties and Agreements.

3.1	Subscriber’s Representations, Warranties and Agreements. To induce the Issuer to issue the Shares to Subscriber and to induce the Sponsor to transfer the Transferring Warrants to the Subscriber, Subscriber hereby represents and warrants to the Issuer, Kismet and Sponsor and acknowledges and agrees with the Issuer, Kismet and Sponsor as follows:

a)	Subscriber has been duly formed or incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

b)	This Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Issuer, Kismet and Sponsor, this Subscription Agreement is the valid and binding obligation of Subscriber and is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

c)	The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the Subscriber’s ability to enter into and timely perform its obligations under this Subscription Agreement (a “Subscriber Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

d)	Subscriber is either a U.S. investor or non-U.S. investor and:

i)	If a U.S. investor, (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) satisfying the applicable requirements set forth on Schedule I, (ii) is acquiring the Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an “accredited investor” (each as defined above) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act and Subscriber further represents that Subscriber does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations in the Shares to such person or to any third person, with respect to any of the Shares. Subscriber has provided the Company with the requested information on Schedule I following the signature page hereto and the information contained therein is accurate and complete. Subscriber is not an entity formed for the specific purpose of acquiring the Shares, unless such newly formed entity is an entity in which all of the equity owners are accredited investors and is an “institutional account” as defined by FINRA Rule 4512(c). Subscriber acknowledges that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

ii)	If a non-U.S. investor, understands that the sale of the Shares is made pursuant to and in reliance upon Regulation S promulgated under the Securities Act (“Regulation S”). The Subscriber is not a U.S. Person (as defined in Regulation S), and it is acquiring the Shares in an offshore transaction in reliance on Regulation S. The Subscriber understands and agrees that Shares sold pursuant to Regulation S may be subject to restrictions thereunder, including compliance with the distribution compliance period provisions therein. Subscriber is not an entity formed for the specific purpose of acquiring the Shares, unless such newly formed entity is an entity in which all of the equity owners are accredited investors and is an “institutional account” as defined by FINRA Rule 4512(c). Subscriber acknowledges that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

e)	Subscriber (i) if resident in a member state of the European Economic Area, is a “qualified investor” within the meaning of Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 on the prospectus to be published when securities are offered to the public or admitted to trading on a regulated market (the “EU Prospectus Regulation”), and (ii) if resident in the United Kingdom, is a “qualified investor” within the meaning of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”).

f)	Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, or any “offer of securities to the public” within the meaning of the EU Prospectus Regulation or the UK Prospectus Regulation, and that the Shares have not been registered under the Securities Act. Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book entries representing the Shares shall contain a legend to such effect. Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Shares will be subject to the foregoing transfer restrictions and, as a result, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

g)	Subscriber understands and agrees that Subscriber is purchasing the Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Issuer, Kismet, Sponsor, the Company or any of their respective affiliates, officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set forth in this Subscription Agreement, and Subscriber is not relying on any representations, warranties or covenants other than those expressly set forth in this Subscription Agreement. The Subscriber acknowledges that certain information provided to the Subscriber was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

h)	Subscriber represents and warrants that its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

i)	In making its decision to purchase the Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber and each of the Issuer’s, Kismet’s and Sponsor’s representations, warranties and agreements in Sections 3.2, 3.3 and 3.4 hereof. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone other than the Issuer, Kismet and Sponsor concerning the Issuer, Kismet or Sponsor or the Shares or the offer and sale of the Shares. Subscriber acknowledges and agrees that Subscriber has received access to and has had an adequate opportunity to review, such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Shares, including with respect to the Issuer, Kismet, Sponsor, the Company and the Transactions and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to the Subscriber’s investment in the Shares. Subscriber acknowledges that it has reviewed the documents made available to the Subscriber by Kismet, Sponsor and the Company. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. Subscriber acknowledges that the information provided to Subscriber is preliminary and subject to change.

j)	Subscriber became aware of this offering of the Shares solely by means of direct contact from either the Sponsor, Issuer or Kismet as a result of a pre-existing substantive relationship (as interpreted in guidance from the Commission under the Securities Act) preceding the filing of the Registration Statement by the Issuer, with the Issuer, Sponsor, Kismet or their representatives, and the Shares were offered to Subscriber solely by direct contact between Subscriber and the Sponsor, Issuer or Kismet. Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Shares (i) were not offered to it by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act, or directed selling efforts (within the meaning of Regulation S under the Securities Act) and (ii) are not being offered to it in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

k)	Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. Subscriber is able to fend for itself in the transactions contemplated herein. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber understands and acknowledges that (A) it (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Shares and (B) the purchase and sale of the Shares hereunder meets the institutional customer exemption under FINRA Rule 2111(b).

l)	Subscriber represents and acknowledges that Subscriber, alone, or together with any professional advisor(s), has analyzed and considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

m)	Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

n)	Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or any other Executive Order issued by the President of the United States and administered by OFAC (collectively, “OFAC Lists”), (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Crimea, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided, that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors (if it has investors) against the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Shares were legally derived.

o)	If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that neither Issuer, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Shares.

p)	Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by such Subscriber with the Commission with respect to the beneficial ownership of Kismet’s ordinary shares prior to the date hereof, Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision) that beneficially owns more than five percent of Kismet’s Class A ordinary shares and that is acting for the purpose of acquiring, holding or disposing of equity securities of Kismet (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

q)	On the date the Purchase Price would be required to be funded to the Issuer pursuant to Section 4.1, Subscriber will have sufficient immediately available funds to pay the Purchase Price pursuant to Section 4.1.

r)	Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, Kismet, the Company, Sponsor, any of their affiliates or any of its or their respective control persons, officers, directors or employees), other than the representations and warranties of the Issuer, Kismet and Sponsor expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Issuer. Subscriber agrees that none of any Other Subscriber pursuant to Other Subscription Agreements or any other agreement related to the private placement of shares of the Issuer’s capital stock (including the controlling persons, officers, directors, partners, agents or employees of any such Other Subscriber) shall be liable to any Other Subscriber pursuant to this Subscription Agreement or any other agreement related to the private placement of shares of the Issuer’s capital stock for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares hereunder.

s)	Subscriber has no binding arrangement in place to sell, transfer or otherwise dispose of any of the Shares.

t)	Subscriber acknowledges that (i) the staff of the SEC issued the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies on April 12, 2021 (together with any subsequent guidance, statements or interpretations issued by the SEC or the staff relating thereto or to other accounting matters related to initial public offering securities or expenses, the “Statement”) and, (ii) Kismet continues to review the Statement and its implications, including on the financial statements and other information and (iii) any restatement, revision or other modification of the SEC Documents arising from or relating to Kismet’s review of the Statement shall be deemed not material for purposes of this Agreement. A copy of the Statement is available to the Subscriber via the SEC’s EDGAR system.

u)	Subscriber has not executed this Agreement in the Republic of Cyprus.

3.2	Issuer’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Shares and to induce the Sponsor to transfer the Transferring Warrants to the Subscriber, the Issuer hereby represents and warrants to Subscriber and Sponsor and agrees with Subscriber as follows:

a)	The Issuer is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands. The Issuer has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b)	At Closing, subject to the receipt of the Purchase Price in accordance with the terms of this Subscription Agreement and registration of the Shares by the Issuer’s transfer agent (the “Transfer Agent”) in the Issuer’s register of members, the Shares will be validly issued and allotted and fully paid and non-assessable, free and clear of any liens or other restrictions (other than those arising under applicable securities laws) and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s articles of association (as in effect at such time of issuance) or under the BVI Business Companies Act, 2004 (as amended).

c)	This Subscription Agreement has been duly authorized, executed and delivered by the Issuer and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber, is the valid and binding obligation of the Issuer and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

d)	The execution, delivery and performance of this Subscription Agreement (including compliance by the Issuer with all of the provisions hereof), issuance and sale of the Shares and the consummation of the certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would reasonably be expected to have a material adverse effect on the ability of the Issuer to enter into and timely perform its obligations under this Subscription Agreement (an “Issuer Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Issuer or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would reasonably be expected to have an Issuer Material Adverse Effect.

e)	As of the date of this Subscription Agreement, the issued shares of the Issuer consists of 1 fully paid ordinary share with no par value, and such share is duly authorized and validly issued, and is not subject to preemptive rights or encumbrances. As of the date of this Subscription Agreement, and immediately prior to Closing, except as set forth above and pursuant to the Other Subscription Agreements, the Business Combination Agreement and the transactions contemplated thereby, there are no outstanding: (1) shares, equity interests or voting securities of the Issuer, (2) securities of the Issuer convertible into or exchangeable for shares or other equity interests or voting securities of the Issuer, or (3) options, warrants or other rights (including preemptive rights) or agreements, arrangements or commitments of any character, whether or not contingent, of the Issuer to acquire from any individual, entity or other person, and no obligation of the Issuer to issue, any shares or other equity interests or voting securities of the Issuer (collectively, the “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. As of the date of this Subscription Agreement and at Closing, there are no stockholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than as contemplated by the Business Combination Agreement and the transactions contemplated thereby.

f)	Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 3.1 of this Subscription Agreement, in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Issuer to Subscriber. The Shares (i) were not offered by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act, or directed selling efforts (within the meaning of Regulation S under the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

g)	The Issuer has provided Subscriber an opportunity to ask questions regarding the Issuer and made available to Subscriber all the information reasonably available to the Issuer that Subscriber has reasonably requested to make an investment decision with respect to the Shares.

h)	The Issuer has made available to Subscriber (including via the Commission’s EDGAR system) a true, correct and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed by the Issuer with the Commission prior to the date of this Subscription Agreement (the “Issuer SEC Documents”) which Issuer SEC Documents, as of their respective filing dates (or, in the case of the Registration Statement, when declared effective), complied (or, in the case of the Registration Statement, will comply), in all material respects with the requirements of the Exchange Act applicable to the Issuer SEC Documents and the rules and regulations of the Commission promulgated thereunder applicable to the Issuer SEC Documents. None of the Issuer SEC Documents filed under the Exchange Act, contained, when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended (or, in the case of the Registration Statement, when declared effective), any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

i)	Neither the Issuer, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Issuer security or solicited any offers to buy any security under circumstances that would adversely affect reliance by the Issuer on either Section 4(a)(2) of the Securities Act or Regulation S under the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Shares under the Securities Act.

j)	Neither the Issuer, the Company nor Kismet has entered into any subscription agreement, side letter or similar agreement with any Other Subscriber or any other investor or potential investor in connection with such Other Subscriber’s or investor’s or potential investor’s direct or indirect investment in the Issuer, the Company or Kismet other than the Business Combination Agreement and the Other Subscription Agreements. The Other Subscription Agreements have the same Purchase Price as this Subscription Agreement and do not include terms or conditions that are more advantageous or favorable to any other investor compared to the Subscriber under this Subscription Agreement, other than with respect to certain settlement arrangements owing to regulatory constraints, and have not been amended in any material respect following the date of this Subscription Agreement.

k)	Other than in connection with employee stock options, other benefit plan or other forms of employee compensation, none of the Issuer nor any of its affiliates has offered Issuer Shares or any similar securities during the six months prior to the date hereof to anyone other than in connection with the Transactions and to Subscriber and other investors in connection with the Other Subscription Agreements. Other than the foregoing, the Issuer has no intention to offer Issuer Shares or any similar security during the six months from the date hereof other than in connection with the Transactions, in connection with duly approved acquisitions or in connection with employee stock options, other benefit plan or other forms of employee compensation.

l)	Except as disclosed in the Issuer SEC Documents and except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, an Issuer Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Issuer, threatened against the Issuer or the Company, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer or the Company.

m)	Except as disclosed in the Issuer SEC Documents, neither the Issuer, nor the Company has received any written communication from a governmental authority that alleges that the Issuer or the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

n)	The Issuer is not required to obtain any material consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the issuance of the Shares pursuant to this Subscription Agreement, other than (i) filings with the Commission, (ii) filings required by applicable state or federal securities laws, (iii) the filings required in accordance with Section 7.20 of this Subscription Agreement; (iv) those required by the Nasdaq Stock Market LLC (“Nasdaq”), and (v) those required to consummate the Transactions as provided under the Business Combination Agreement.

o)	Upon consummation of the Transactions, the Issuer Shares registered on the Registration Statement will be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on the Nasdaq, and the Shares will be approved for listing on Nasdaq, subject to official notice of issuance.

p)	Neither the Issuer nor any person acting on its behalf is under any obligation to pay any broker’s fee or finder’s fee or commission in connection with the sale of the Shares.

q)	The Issuer is not, and immediately after receipt of payment for the Shares of the Issuer will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended.

r)	Issuer is not (i) a person or entity named on any OFAC Lists; (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Crimea, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, or (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515.

s)	The Issuer has not executed this Agreement in the Republic of Cyprus.

3.3	Kismet’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Shares and to induce the Sponsor to transfer the Transferring Warrants to the Subscriber, Kismet hereby represents and warrants to Subscriber and Sponsor and agrees with Subscriber as follows:

a)	Kismet is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands. Kismet has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b)	This Subscription Agreement has been duly authorized, executed and delivered by Kismet and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber, is the valid and binding obligation of Kismet and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

c)	The execution, delivery and performance of this Subscription Agreement (including compliance by Kismet with all of the provisions hereof), issuance and sale of the Shares and the consummation of the certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Kismet pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which Kismet is bound or to which any of the property or assets of Kismet is subject, which would reasonably be expected to have a material adverse effect on the ability of Kismet to enter into and timely perform its obligations under this Subscription Agreement (a “Kismet Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of Kismet or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Kismet or any of its properties that would reasonably be expected to have a Kismet Material Adverse Effect.

d)	As of the date of this Subscription Agreement, the authorized shares of Kismet consists of an unlimited number of (i) Ordinary shares of no par value (“Ordinary Shares”), (ii) five classes of preferred shares of no par value (“Preferred Shares”). As of the date hereof: (i) no Preferred Shares are issued and outstanding; (ii) 31,750,000 Ordinary Shares are issued and outstanding; and (iii) 19,250,000 warrants, each exercisable to purchase one existing Ordinary Share at $11.50 per share (the “Warrants”) are outstanding, which Ordinary Shares and Warrants comprise all securities of Kismet issued and outstanding. As of the date of this Subscription Agreement, and immediately prior to Closing, other than (A) as set forth in the SEC Documents and (B) as contemplated by the Business Combination Agreement, there are no outstanding (1) shares, equity interests or voting securities of Kismet, (2) securities of Kismet convertible into or exchangeable for shares or other equity interests or voting securities of Kismet, or (3) options, warrants or other rights (including preemptive rights) or agreements, arrangements or commitments of any character, whether or not contingent, of Kismet to acquire from any individual, entity or other person, and no obligation of Kismet to issue, any shares or other equity interests or voting securities of Kismet (collectively, the “Kismet Equity Interests”) or securities convertible into or exchangeable or exercisable for Kismet Equity Interests. Except as disclosed in the Kismet SEC Documents, as of the date of this Subscription Agreement and at Closing, Kismet has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which Kismet a party or by which it is bound relating to the voting of any securities of Kismet, other than (A) as set forth in the SEC Documents and (B) as contemplated by the Business Combination Agreement.

e)	Kismet has made available to Subscriber (including via the Commission’s EDGAR system) a true and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed by Kismet with the Commission prior to the date of this Subscription Agreement (the “Kismet SEC Documents”) which Kismet SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Exchange Act applicable to the Kismet SEC Documents and the rules and regulations of the Commission promulgated thereunder applicable to the Kismet SEC Documents. None of the Kismet SEC Documents filed under the Exchange Act, contained, when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that Kismet makes no such representation or warranty with respect to the proxy statement of Kismet to be filed in connection with the approval of the Business Combination Agreement by the shareholders of Kismet (the “Proxy Statement”) or any other information relating to the Company or any of its affiliates included in any SEC Document or filed as an exhibit thereto. Kismet has timely filed each Kismet SEC Document that Kismet was required to file with the Commission since its inception and through the date hereof, except for its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. There are no material outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the SEC Documents (with the exception of the Registration Statement).

f)	Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 3.1 of this Subscription Agreement, in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Issuer to Subscriber. Kismet (i) did not offer the Shares by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act, or directed selling efforts, and (ii) is not offering the Shares in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

g)	Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Kismet Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of Kismet, threatened against Kismet or the Company, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against Kismet or the Company.

h)	Neither Kismet, nor to its knowledge, the Company, has received any written communication from a governmental authority that alleges that Kismet or the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably expected to have, individually or in the aggregate, a Kismet Material Adverse Effect.

i)	Kismet is not required to obtain any material consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement (including, without limitation, the issuance of the Shares), other than (i) filings with the Commission, (ii) filings required by applicable state or federal securities laws, (iii) the filings required in accordance with Section 7.20 of this Subscription Agreement; (iv) those required by the Nasdaq, and (v) those required to consummate the Transactions, such as antitrust approvals, as provided under the Business Combination Agreement.

j)	Kismet is not (i) a person or entity named on any OFAC Lists; (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Crimea, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, or (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515.

k)	Neither Kismet nor any person acting on its behalf is under any obligation to pay any broker’s fee or finder’s fee or commission in connection with the sale of the Shares.

l)	Kismet has not executed this Agreement in the Republic of Cyprus.

3.4	Sponsor’s Representations, Warranties and Agreements. To induce Subscriber to receive the Transferring Warrants, Sponsor hereby represents and warrants to Subscriber and agrees with Subscriber as follows:

a)	Sponsor is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands. Sponsor has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b)	This Subscription Agreement has been duly authorized, executed and delivered by Sponsor and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber, is the valid and binding obligation of Sponsor and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

c)	The execution, delivery and performance of this Subscription Agreement (including compliance by Sponsor with all of the provisions hereof),transfer of the Transferring Warrants and the consummation of the certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Sponsor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Sponsor is a party or by which Sponsor is bound or to which any of the property or assets of Sponsor is subject, which would reasonably be expected to have a material adverse effect on the ability of Sponsor to enter into and timely perform its obligations under this Subscription Agreement (a “Sponsor Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of Sponsor or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Sponsor or any of its properties that would reasonably be expected to have a Sponsor Material Adverse Effect.

d)	As of immediately prior to Closing, Sponsor will be the legal and beneficial owner of [●] Transferring Warrants, all of which Transferring Warrants will be owned by Sponsor free and clear of any Liens other than those imposed under the Sponsor’s Organizational Documents, the Warrant Agreement and applicable securities Laws. After giving effect to the Warrant Transfer, the Subscriber shall own the Transferring Warrants, each exercisable to purchase one existing Ordinary Share at $11.50 per share, free and clear of any Liens other than those imposed under the Sponsor’s Organizational Documents, the Warrant Agreement and applicable securities Laws.

e)	Sponsor is not (i) a person or entity named on any OFAC Lists; (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Crimea, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, or (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515.

f)	Neither Sponsor nor any person acting on its behalf is under any obligation to pay any broker’s fee or finder’s fee or commission in connection with the Warrant Transfer.

g)	Sponsor has not executed this Agreement in the Republic of Cyprus.

4.	Settlement Date and Delivery.

4.1	Closing.

a)	The closing of the Subscription contemplated hereby (the “Closing”) shall occur on the Share Acquisition Closing Date (as such term is defined in the Business Combination Agreement) (the “Closing Date”), and immediately prior to, the consummation of the Share Acquisition (as such term is defined in the Business Combination Agreement). The Issuer shall require the Subscriber to subscribe for and purchase the Shares by delivering notice to the Subscriber (the “Closing Notice”), at least eleven (11) Business Days before the Closing Date, specifying the anticipated Closing Date (the “Expected Date”) and instructions for wiring the Purchase Price for the Shares to the Issuer. At least three (3) Business Days before the Expected Date, the Subscriber shall deliver to the Issuer the Purchase Price for the Shares, by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice. At the Closing, upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 4, the Issuer shall deliver to Subscriber the Shares in book entry form, in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and shall provide evidence of the issuance of the Shares as of the Closing Date from the Transfer Agent. In the event the Closing does not occur within four (4) Business Days of the Expected Date, the Issuer will return the Purchase Price to the Subscriber within one (1) Business Day thereafter in immediately available funds to the account specified by Subscriber, and any book entries shall be deemed cancelled. Business Day means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York, London, England, Tortola, the British Virgin Islands, or Nicosia, Cyprus, are authorized to close for business.

b)	The closing of the Warrant Transfer contemplated hereby (the “Transfer Closing”) shall occur on the Closing Date and immediately after the issuance of the Shares hereunder.

4.2	Conditions to Closing of the Issuer. The Issuer’s obligations to sell and issue the Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver, on or prior to the Closing Date, of each of the following conditions:

a)	Representations and Warranties Correct. The representations and warranties made by Subscriber in Section 3.1 hereof shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects) and shall be true and correct in all material respects on and as of the Closing Date and, with respect to the representations and warranties set forth in Section 3.1(s), through the end of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects), with the same force and effect as if they had been made on and as of said date, but in each case without giving effect to consummation of the Transactions.

b)	Closing of the Transactions. The Transactions set forth in the Business Combination Agreement shall have been or will be consummated substantially concurrently with the Closing.

c)	Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, statute, rule or regulation enjoining or prohibiting the consummation of the Subscription.

d)	Regulatory. If required by applicable governmental authorities (including, but not limited to, financial services or banking authorities), Subscriber shall have been found suitable by such authorities.

e)	Performance and Compliance under Subscription Agreement. Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

4.3	Conditions to Closing of Subscriber. Subscriber’s obligation to subscribe for and purchase the Shares at the Closing is subject to the fulfillment or (to the extent permitted by applicable law) written waiver, on or prior to the Closing Date, of each of the following conditions:

a)	Representations and Warranties Correct. The representations and warranties made by the Issuer in Section . 3.2 hereof, Kismet in Section 3.3 hereof and Sponsor in Section 3.4 hereof shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, Issuer Material Adverse Effect, Kismet Material Adverse Effect or Sponsor Material Adverse Effect, which representations and warranties shall be true and correct in all respects) on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) with the same force and effect as if they had been made on and as of said date, but in each case without giving effect to consummation of the Transactions.

b)	Closing of the Transactions. All conditions precedent to the Issuer’s, the Company’s, Kismet’s and Sponsor’s obligations to effect the Transactions set forth in the Business Combination Agreement shall have been satisfied or waived provided that any such waiver is not materially adverse to the interests of the Subscriber (other than those conditions that, by their nature, may only be satisfied at the consummation of the Transactions or will be satisfied by the Closing and the consummation of the transactions contemplated by the Other Subscription Agreements), and the Transactions set forth in the Business Combination Agreement shall have been or will be consummated substantially concurrently with the Closing.

c)	Legality. There shall not be in force, issued or entered any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, statute, rule or regulation enjoining or prohibiting the consummation of the Subscription and the Warrant Transfer.

d)	Performance and Compliance under Subscription Agreement. The Issuer and Kismet shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Issuer and Kismet to consummate the closing of the Transactions.

e)	Listing. The Issuer Shares shall have been approved for listing on the Nasdaq Capital Market LLC, subject to notice of issuance thereof, and no suspension for the qualification of the Issuer Shares, or initiation or threatening of any proceedings for any such purpose, shall have occurred.

f)	Business Combination Agreement. The terms of the Business Combination Agreement shall not have been amended, nor rights thereunder waived, in a manner materially adverse to the interests of the Investor.

5.	Registration Statement.

5.1	The Issuer agrees that, within thirty (30) calendar days after the consummation of the Transactions (the “Filing Date”), the Issuer will file with the Commission (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Shares and any other shares of Issuer Shares held by the Subscriber or any of its affiliates (the “F-1 Registration Statement”), and the Issuer shall use its commercially reasonable efforts to have the F-1 Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day (if the Commission notifies the Issuer that it will “review” the F-1 Registration Statement) following the filing thereof and (ii) the 10th Business Day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the F-1 Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Issuer’s obligations to include such shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber and its affiliates, the securities of the Issuer held by Subscriber and its affiliates and the intended method of disposition of the Shares as shall be reasonably requested by the Issuer to effect the registration of the Shares, and Subscriber and such affiliates shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the F-1 Registration Statement during any customary blackout or similar period or as permitted pursuant to Section 5.4, provided however that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Shares. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the F-1 Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Shares by the applicable stockholders or otherwise, such F-1 Registration Statement shall register for resale such number of Shares which is equal to the maximum number of Shares as is permitted by the Commission. In such event, the number of Shares to be registered for each selling stockholder named in the F-1 Registration Statement shall be reduced pro rata among all such selling stockholders. In no event shall Subscriber be identified as a statutory underwriter in the F-1 Registration Statement unless requested by the Commission; provided, that if the Commission requests that Subscriber be identified as a statutory underwriter in the F-1 Registration Statement, Subscriber will have an opportunity to withdraw from the F-1 Registration Statement. For purposes of clarification, any failure by the Issuer to file the F-1 Registration Statement by the Filing Date or to effect such F-1 Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the F-1 Registration Statement as set forth above in this Section 5. As soon as the Issuer is eligible to file the Form F-3, the Issuer may file with the Commission (at the Issuer’s sole cost and expense) a registration statement on Form F-3 registering the resale of the Shares and any other shares of the Issuer Shares held by the Subscriber or any of its affiliates.

5.2	In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. At its expense the Issuer shall:

a)	except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a F-1 Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, file all reports as required by the Exchange Act, provide all customary and reasonable cooperation necessary to enable Subscriber to resell the Shares pursuant to the F-1 Registration Statement, qualify the Shares for listing on the applicable stock exchange on which the Issuer Shares are then listed, to keep the applicable F-1 Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions and update or amend the F-1 Registration Statement as necessary to include the Shares and provide customary notice to holders of the Shares, until the earlier of the following: (i) Subscriber ceases to hold any Shares, (ii) the date all Shares held by Subscriber may be sold without restriction under Rule 144, including, without limitation, any volume and manner of sale restrictions and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) three (3) years from the effectiveness of the F-1 Registration Statement;

b)	advise Subscriber within three (3) Business Days:

i)	when a F-1 Registration Statement or any post-effective amendment thereto has become effective;

ii)	of the issuance by the Commission of any stop order suspending the effectiveness of any F-1 Registration Statement or the initiation of any proceedings for such purpose;

iii)	of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

iv)	subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any F-1 Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (i) through (iv) above may constitute material, nonpublic information regarding the Issuer;

c)	use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any F-1 Registration Statement as soon as reasonably practicable;

d)	upon the occurrence of any event contemplated in Section 5.2(b)(iv), except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a F-1 Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such F-1 Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

e)	use its commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the Issuer Shares are then listed;

f)	use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Shares contemplated hereby; and

g)	use its commercially reasonable efforts to file all reports and other materials required to be filed by the Exchange Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 to enable the Subscriber to sell the Shares under Rule 144 for so long as the Subscriber holds Shares.

5.3	The Issuer shall use commercially reasonable efforts, if requested by the Subscriber, to (i) cause the removal of any restrictive legend set forth on the Shares and (ii) issue Shares without any such legend in certificated or book-entry form or by electronic delivery through The Depository Trust Company, at the Subscriber’s option, within three (3) Business Days of such request, provided that in each case (a) such Shares are registered for resale under the Securities Act and the Subscriber has sold or proposes to sell such Shares pursuant to such registration, (b) the Subscriber has sold or transferred, or proposes to sell or transfer, Shares pursuant to Rule 144 and (c) the Issuer, its counsel or the Transfer Agent have received customary representations and other documentation from the Subscriber that is reasonably necessary to establish that restrictive legends are no longer required as reasonably requested by the Issuer, its counsel or the Transfer Agent. With respect to clause (a), while the F-1 Registration Statement is effective, if restrictive legends are no longer required for such Shares, the Issuer shall, in accordance with the provisions of this Section 5.3 and within two (2) trading days of any request therefor from the Subscriber accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Shares.

5.4	Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the F-1 Registration Statement, and from time to time to require Subscriber not to sell under the F-1 Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or an event the Issuer’s board of directors reasonably believes, upon the advice of legal counsel (which may be in-house legal counsel), would require additional disclosure by the Issuer in the F-1 Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the F-1 Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel (which may be in-house legal counsel), to cause the F-1 Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the F-1 Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than one hundred and twenty (120) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the F-1 Registration Statement is effective or if as a result of a Suspension Event the F-1 Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Shares under the F-1 Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless (a) otherwise required by law or subpoena or (b) disclosed to Subscriber’s employees, agents and professional advisors who need to know such information and are obligated to keep it confidential. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

5.5	Subscriber may deliver written notice (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by Section 5.4 ; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective F-1 Registration Statement, Subscriber will notify the Issuer in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5.5) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) Business Day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event promptly following its availability.

5.6	The Issuer shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless the Subscriber (to the extent a seller under, or named as a selling stockholder in, the F-1 Registration Statement), the officers, directors, partners, members, managers, employees, advisers and agents of each of them, and each person who controls the Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), based upon (i) any untrue or alleged untrue statement of a material fact contained in the F-1 Registration Statement, any prospectus included in the F-1 Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Issuer of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 5, except to the extent, and only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Subscriber furnished in writing to the Issuer by the Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 5.6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed). The Issuer shall notify the Subscriber of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5.6 of which the Issuer is aware. The aggregate liability of the Issuer arising from Sections 5.6 and 5.8 shall not exceed the dollar amount paid by the Subscriber under this Subscription Agreement.

5.7	The Subscriber shall, severally and not jointly with any Other Subscriber, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any F-1 Registration Statement, any prospectus included in the F-1 Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the Subscriber furnished in writing to the Issuer by the Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 5.7 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary herein, in no event shall the liability of the Subscriber be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Shares giving rise to such indemnification obligation. The Subscriber shall notify the Issuer promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5.7 of which the Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the Subscriber.

5.8	If the indemnification provided under Section 5.6 or Section 5.7 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be subject to the limitations set forth in Section 5.6 and Section 5.7 and deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5.8 from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 5.8 shall be individual, not joint and several, and in no event shall the liability of Subscriber hereunder exceed the net proceeds received by Subscriber upon the sale of the shares giving rise to such indemnification obligation.

5.9	Piggyback Rights. If the Issuer proposes to conduct a registered offering of, or if the Issuer proposes to file a registration statement under the Securities Act with respect to the registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of the Significant Shareholders, other than a registration statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, including any registration statement on Form S-8, (ii) on Form F-4 or Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Issuer (iv) for a dividend reinvestment plan, or (v) for a Block Trade (as defined below), then the Issuer shall give written notice of such proposed offering to all of the Eligible Subscribers holding Registrable Securities not less than five (5) business days before the anticipated filing date of the relevant registration statement or, in the case of an underwritten offering pursuant to a shelf registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the expected amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, in such offering, and (B) offer to all of the Eligible Subscribers holding Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Eligible Subscribers may request in writing within three (3) business days after receipt of such written notice (such registered offering, a “Piggyback Registration”, and the Eligible Subscribers making such request, the “Requesting Piggyback Holders”). Subject to Section 5.9(1), the Issuer shall, in good faith, cause such Registrable Securities so requested to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing underwriter or underwriters of such Piggyback Registration to permit such Registrable Securities to be included therein on the same terms and conditions as any similar securities of the Issuer included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Eligible Subscriber’s Registrable Securities in a Piggyback Registration shall be subject to such Eligible Subscriber’s agreement to enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwritten offering.

For purposes hereof:

“Eligible Subscriber” means a subscriber (including the Subscriber) that purchased Issuer Shares pursuant to this Subscription Agreement or any Other Subscription Agreement;

“Significant Shareholders” means Kismet Sponsor Limited, Andrey Fadeev, Boris Gertsovskiv, Everix Investments Limited and any other shareholder of the Issuer holding in excess of 5% of the total share capital of the Issuer; and

“Registrable Security” shall mean any of the Shares (which, for the avoidance of doubt, shall not include any Issuer Shares purchased except pursuant to a Subscription Agreement) until the earliest to occur of: (A) a registration statement with respect to the sale of any such Shares shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement; (B) any such Shares shall have ceased to be outstanding; (C) any such Shares have been sold without registration pursuant to Rule 144 (or any successor rule promulgated thereafter by the Commission); and (D) any such Shares have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

(1)	Reduction of Piggyback Registration. If the managing underwriter or underwriters in an underwritten offering that is to be a Piggyback Registration, in good faith, advises the Issuer and the Requesting Piggyback Holders pursuant to this Section 5.9 in writing that the dollar amount or number of Issuer Shares or other equity securities that the Issuer desires to sell, taken together with the Issuer Shares or other equity securities, if any, as to which registration or a registered offering has been demanded or requested by Requesting Piggyback Holders or Significant Shareholders exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the underwritten offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then (x) if the registration or registered offering is undertaken for the Issuer’s account, the Issuer shall include in any such registration or registered offering the Issuer Shares (or other equity securities) in the following order of priority, without exceeding the Maximum Number of Securities:

(A)	first, all Issuer Shares the Issuer desires to sell;

(B)	second, all Issuer Shares desired to be sold by the Requesting Piggyback Holders and Significant Shareholders desire to sell. As between the Requesting Piggyback Holders and Significant Shareholders, the remaining Issuer Shares (or other equity securities) shall be allocated 20% for the Eligible Subscribers (as between the Eligible Subscribers pro rata based on the respective number of shares that each such Eligible Holder have requested to be included), and 80% for the Significant Shareholders (pursuant to any agreement between them with respect to pro rata cut backs in a registered offering);

(C)	third, all other holders so entitled to participate pursuant to any agreement with respect to such rights; and

(y)	if the registration or registered offering is undertaken pursuant to request of an Other Subscriber or of a Significant Shareholder the Issuer shall include in any such registration or registered offering the Issuer Shares (or other equity securities) in the order of priority set out in paragraphs (B) and (C) immediately above, without exceeding the Maximum Number of Securities.

(2)	Piggyback Registration Withdrawal. Any Requesting Piggyback Holder shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Issuer and the underwriter or underwriters (if any) of its intention to withdraw from such Piggyback Registration up to one (1) day prior to the effectiveness of the registration statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a shelf registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Issuer (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a registration statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such registration statement. The Issuer shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal.

(3)	Subscriber Information. Notwithstanding anything in this Section 5 to the contrary, Subscriber may not participate in any underwritten offering pursuant to this Section 5.9 unless Subscriber (x) agrees to sell Subscriber’s securities on the basis provided in any underwriting arrangements approved by the Issuer and (y) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

5.10	Block Trades. For purposes hereof, “Block Trade” means an offering not involving a public “roadshow,” commonly known as a “block trade.” Notwithstanding any other provision of this Section 5, at any time and from time to time when an effective registration statement in respect of the Shares is on file with the Commission, if the Subscriber wishes to engage in a Block Trade that comprises all of the Registrable Securities held by the Subscriber, then the Subscriber only needs to notify the Issuer of the Block Trade at least five (5) business days prior to the day such offering is to commence and the Issuer shall use its commercially reasonable efforts to facilitate such Block Trade by providing access to management and assisting with due diligence, subject to the provisions of the last paragraph of Section 5.2(b). Section 5.9 shall not apply to a Block Trade. The Subscriber shall have the right to select the placement agents, underwriters or sales agents for such Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

5.11	Registration Expenses. All Registration Expenses shall be borne by the Issuer. It is acknowledged that Subscriber shall bear, with respect to Subscriber’s Registrable Securities being sold, all underwriters’ commissions and discounts, brokerage fees and the expenses of any legal counsel representing Subscriber. For purposes hereof, “Registration Expenses” shall mean the out-of-pocket expenses of a the relevant registration, including, without limitation, the following: (A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Issuer Shares are then listed; (B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the underwriters in connection with blue sky qualifications of Registrable Securities); (C) printing, messenger, telephone and delivery expenses; (D) reasonable fees and disbursements of counsel for the Issuer; and (E) reasonable fees and disbursements of all independent registered public accountants of the Issuer incurred in connection with such registration.

5.12	With a view to making available to Subscriber the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit Subscriber to sell securities of the Issuer to the public without registration, the Issuer agrees, until the Shares are sold by Subscriber, to:

a)	make and keep public information available, as those terms are understood and defined in Rule 144;

b)	file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

c)	furnish to Subscriber so long as it owns the Shares, as promptly as practicable upon request, (x) a written statement by the Issuer, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of the Issuer and such other reports and documents so filed by the Issuer with the Commission and (z) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration;

d)	in connection with a sale by Subscriber pursuant to Rule 144, if any legended transfer restrictions are no longer required by the Securities Act or any applicable state securities laws, upon request of Subscriber, the Issuer shall use its commercially reasonable efforts to cooperate with Subscriber to have such transfer restrictions removed, including providing authorization to the Transfer agent; and

e)	so long as Subscriber owns the Shares, the Issuer will provide thirty (30) days advance written notice to Subscriber of any distribution of property other than (i) cash (regardless of currency denomination) or (ii) any interest treated as corporate stock (or any options or rights to acquire interests treated as corporate stock (including under a rights plan)) or indebtedness for U.S. federal income tax purposes from the Issuer to the Subscriber (other than (a) stock of, or options in, a “United States real property holding corporation” within the meaning of section 897 of the Code in which Subscriber would own 50% or more of the equity, by vote or value, (or otherwise control the entity for purposes of section 892 of the Code) as a result of the distribution, or (b) indebtedness providing for payments determined by reference to the value of any interest in United States real estate or any proceeds realized from the disposition of United States real estate). In the event the Subscriber transfers or otherwise disposes of its entire interest the Shares (other than to an affiliate), the Subscriber shall promptly notify the Issuer and the covenant set forth in this Section 5.12 shall terminate for all purposes.

6.	Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (i) such date and time as the Business Combination Agreement is validly terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (iii) the Issuer’s notification to Subscriber in writing that it has abandoned its plans to move forward with the Transactions, (iv) if any of the conditions to Closing set forth in Section 4.2 or Section 4.3 are not satisfied on or prior to the Closing Date and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing or (v) at the election of Subscriber, on or after the date that is 270 days after the date of the execution of the Business Combination Agreement if the Closing has not occurred on or prior to such date; provided, that nothing herein will relieve any party from liability for any breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Issuer shall promptly notify Subscriber of the termination of the Business Combination Agreement promptly after the termination of such agreement. Upon termination of this Subscription Agreement pursuant to this Section 6, after the delivery by the Subscriber of the Purchase Price for the Shares, the Issuer shall promptly (but not later than one (1) Business Day thereafter) return the Purchase Price to the Subscriber without any deduction for, or on account of, any tax, withholding, charges or set-off.

7.	Miscellaneous.

7.1	Further Assurances. At the Closing, the parties hereto shall make reasonable efforts to execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

a)	Subscriber acknowledges that the Issuer, the Company, Kismet and Sponsor will rely on the acknowledgments, understandings, agreements, representations and warranties of the Subscriber contained in this Subscription Agreement . Prior to the Closing, Subscriber agrees to promptly notify the Issuer, Kismet and Sponsor if any of the acknowledgments, understandings, agreements, representations and warranties made by Subscriber set forth herein are no longer accurate in all material respects.

b)	The Issuer acknowledges that the Subscriber will rely on the acknowledgements, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, each of the Issuer, Sponsor and Kismet agrees to promptly notify the Subscriber if any of the acknowledgements, understandings, agreements, representations and warranties made by Issuer, Sponsor or Kismet, as applicable, set forth herein are no longer accurate in all material respects.

c)	Kismet acknowledges that the Subscriber will rely on the acknowledgements, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to Closing, Kismet agrees to promptly notify the Subscriber if any of the acknowledgements, understandings, agreements, representations and warranties made by Kismet set forth herein are no longer accurate in all material aspects.

d)	The Sponsor acknowledges that the Subscriber will rely on the acknowledgements, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Sponsor agrees to promptly notify the Subscriber if any of the acknowledgements, understandings, agreements, representations and warranties made by the Sponsor set forth herein are no longer accurate in all material respects.

e)	Subscriber acknowledges and agrees that other than the Issuer, Kismet and Sponsor, no party to the Business Combination Agreement nor any Non-Party Affiliate (as defined below), shall have any liability to Subscriber pursuant to, arising out of or relating to this Subscription Agreement, the negotiation hereof or its subject matter, or the transactions contemplated hereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by it in connection with the purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Issuer, Kismet, the Company, Sponsor or any Non-Party Affiliate concerning the Issuer, Kismet, the Company, Sponsor, any of their controlled affiliates, this Subscription Agreement or the transactions contemplated hereby. For purposes of this Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equity holder or affiliate of the Issuer, Kismet, the Company, Sponsor or any of the Issuer’s, Kismet’s, the Company’s or Sponsor’s controlled affiliates or any family member of the foregoing. The Sponsor’s liability under this Subscription Agreement is limited to the representations and warranties set out in Section 3.4 and its obligations set out in Section 2. The aggregate liability of the Sponsor arising from this Subscription Agreement shall not exceed the market value of the Transferring Warrants on the date of the transfer.

f)	Each of the Issuer, Kismet, Subscriber, Sponsor and the Company is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

g)	The Issuer, Kismet and Sponsor may request from Subscriber such additional information as the Issuer, Kismet and Sponsor may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that, each of the Issuer, Kismet and Sponsor agrees to keep any such information provided by Subscriber confidential.

h)	Except as otherwise expressly stated, each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

7.2	No Short Sales. Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with the Subscriber, shall, directly or indirectly, engage in any hedging activities or execute any Short Sales (as defined below) with respect to the securities of Kismet prior to the Closing or the earlier termination of this Subscription Agreement in accordance with its terms. “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (a) nothing in this Section 7.2 shall prohibit other entities under common management with Subscriber, or that share an investment advisor with Subscriber, that have no knowledge of this Subscription Agreement or of Subscriber’s participation in the Subscription Agreement from entering into any Short Sales and (b) in the case of a Subscriber that is a multi-managed investment bank or vehicle whereby separate portfolio managers or desks manage separate portions of such Subscriber’s assets, this Section 7.2 shall apply only with respect to the portion of assets managed by the portfolio manager or desk that made the investment decision to purchase the Shares covered by this Subscription Agreement (the “Investing Portfolio Manager”) and the portfolio managers or desks who have direct knowledge of the investment decisions made by the Investing Portfolio Manager.

7.3	Additional Information. Kismet, the Issuer and Sponsor may request from the Subscriber such additional information as is necessary for Kismet the, Issuer or Sponsor, as applicable, to comply with public disclosure requirements of applicable securities laws or any filing requirements pursuant to the rules of any stock exchange or the Financial Industry Regulatory Authority, and the Subscriber shall provide such information, subject to compliance with Section 7.19. The Subscriber acknowledges that Kismet, the Issuer or Sponsor may file a copy of the form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report or a registration statement of Kismet, the Issuer or Sponsor, as applicable, provided that Subscriber will not be identified in such form.

7.4	Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder (a courtesy copy of any notice sent shall also be sent via email):

a)	if to Subscriber, to such address or addresses set forth on the signature page hereto;

b)	if to the Issuer, to:

Nexters Inc. c/o Latham & Watkins (London) LLP
99 Bishopsgate
London, EC2M 3XFUnited Kingdom
Attention: J. David Stewart
Email: j.david.stewart@lw.com

c)	if to Kismet, to:

Kismet Acquisition One Corp.
Ritter House, Wickhams Cay II
PO Box 3170, Road Town, Tortola

VG1110 British Virgin Islands
Attn: Ivan Tavrin, Chief Executive Officer
Email: tioffice@kismetcg.com

with a required copy (which copy shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom (UK) LLP
40 Bank Street
Canary Wharf
London
E14 5DS
Attention: Pranav Trivedi / Denis Klimentchenko
Email: pranav.trivedi@skadden.com / denis.klimentchenko@skadden.com

d)	if to the Company, to:

Nexters Global Ltd.
55, Griva Digeni, 3101
Limassol, Cyprus
Attention: Tatiana Kostrikova
Email: t.kostrikova@nextersglobal.com

With a copy (which will not constitute notice) to:

Latham & Watkins LLP
99 Bishopsgate
London, EC2M 3XF
United Kingdom
Attention: J. David Stewart
Email: j.david.stewart@lw.com

e)	if to Sponsor, to:

Kismet Sponsor Limited
Ritter House, Wickhams Cay II
PO Box 3170, Road Town, Tortola

VG1110 British Virgin Islands
Attn: Natalia Markekova
Email: nmarkelova@kismet-group.com

with a required copy (which copy shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom (UK) LLP
40 Bank Street
Canary Wharf
London
E14 5DS
Attention: Pranav Trivedi / Denis Klimentchenko
Email: pranav.trivedi@skadden.com / denis.klimentchenko@skadden.com

7.5	Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

7.6	Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived (i) except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought and (ii) without the prior written consent of the Issuer. In no instance shall any amendment, modification or waiver to the Subscription Agreement have occurred that confers a benefit to any Other Subscriber unless the Subscriber has been offered the same benefit.

7.7	Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (including Subscriber’s rights to purchase the Shares) may be transferred or assigned without the prior written consent of each of the other parties hereto (other than the Shares acquired hereunder, if any, and then only in accordance with this Subscription Agreement), other than an assignment to any controlled affiliate of the Subscriber or any fund or account managed by the same investment manager as the Subscriber or a controlled affiliate thereof, subject to, if such transfer or assignment is prior to the Closing, such transferee or assignee, as applicable, executing a joinder to this Subscription Agreement or a separate subscription agreement in substantially the same form as this Subscription Agreement, including with respect to the Purchase Price and other terms and conditions; provided, however, that, in the case of any such transfer or assignment, the initial party to this Subscription Agreement shall remain bound by its obligations under this Subscription Agreement.

7.8	Benefit.

a)	Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided for in Section 7.1, this Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns.

b)	Each of the Issuer and Subscriber acknowledges and agrees that each representation, warranty, covenant and agreement of the Issuer and Subscriber hereunder is being made for the benefit of the Company after Closing.

7.9	Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

7.10	Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware, provided, that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the United States federal courts, such legal proceeding shall be heard in the United States District Court for the District of Delaware (together with the Court of Chancery of the State of Delaware, the “Chosen Courts”), in connection with any matter based upon or arising out of this Subscription Agreement. Each party hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum or (v) the venue of such legal proceeding is improper. Each party hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 7.4 and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 7.10, a party may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

7.11	Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

7.12	No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.13	Remedies.

a)	The parties agree that irreparable damage would occur if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.10, this being in addition to any other remedy to which any party is entitled at law, in equity, in contract, in tort or otherwise, including money damages. The right to specific enforcement shall include the right of the Issuer, Sponsor or Kismet to cause Subscriber and the right of Kismet, Sponsor or the Subscriber to cause the Issuer to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7.13 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

b)	The parties acknowledge and agree that this Section 7.13 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

7.14	Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transactions, all representations, warranties, covenants and agreements of the parties hereunder shall survive the consummation of the Transactions and remain in full force and effect.

7.15	Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.16	Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.17	Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.

7.18	Mutual Drafting. Each provision of this Subscription Agreement has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto.

7.19	Consent to Disclosure. To the extent required by the federal securities laws or the Commission or any other securities authorities, any other documents or communications provided by the Issuer, Kismet, Sponsor or the Company to any governmental authority or to securityholders of the Issuer, Subscriber hereby consents to the publication and disclosure in the Form 8-K filed by Kismet with the Commission in connection with the Proxy Statement of Subscriber’s identity and beneficial ownership of the Shares and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement, provided that the Issuer, Kismet or Sponsor shall provide Subscriber (to the extent legally permissible) with prior written notice of such disclosure permitted under this clause. Notwithstanding anything in this Subscription Agreement to the contrary, the Issuer, the Company, Sponsor and Kismet shall not, without the prior written consent of Subscriber, publicly disclose the name of Subscriber or any of its advisors or affiliates, or include the name of Subscriber or any of its affiliates (i) in any press release or (ii) in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except to the extent such disclosure is required by law, in which case the Issuer shall provide Subscriber with prior written notice of such disclosure permitted under this clause and shall reasonably consult with Subscriber regarding such disclosure.

7.20	Trust Account Waiver. Notwithstanding anything to the contrary set forth herein, Subscriber acknowledges that it has read the Investment Management Trust Agreement, dated as of August 5, 2020, by and between Kismet and Continental Stock Transfer & Trust Company, a New York corporation, and understands that Kismet has established the trust account described therein (the “Trust Account”) for the benefit of Kismet’s public stockholders and that disbursements from the Trust Account are available only in the limited circumstances set forth therein. Subscriber further acknowledges and agrees that Kismet’s sole assets consist of the cash proceeds of Kismet’s initial public offering and private placements of its securities, and that substantially all of these proceeds have been deposited in the Trust Account for the benefit of its public stockholders. Accordingly, Subscriber (on behalf of itself and its affiliates) hereby waives any past, present or future claim of any kind arising out of this Subscription Agreement against, and any right to access, the Trust Account, any trustee of the Trust Account and Kismet to collect from the Trust Account any monies that may be owed to them by Kismet or any of its affiliates for any reason whatsoever, and will not seek recourse against the Trust Account at any time for any claim of any kind arising out of this Subscription Agreement, including, without limitation, for any knowing and intentional material breach by any of the parties to this Subscription Agreement of any of its representations or warranties as set forth in this Subscription Agreement, or such party’s material breach of any of its covenants or other agreements set forth in this Subscription Agreement, which material breach constitutes, or is a consequence of, a purposeful act or failure to act by such party with the knowledge that the taking of such act or failure to take such act would cause a material breach of this Subscription Agreement; provided, however, that nothing in this Section 7.20 shall (i) serve to limit or prohibit Subscriber’s right to pursue a claim against Kismet for legal relief against assets held outside the Trust Account (so long as such claim would not affect Kismet’s ability to fulfill its obligation to effectuate any redemption right with respect to any securities of Kismet), for specific performance or other equitable relief, (ii) serve to limit or prohibit any claims that the Subscriber may have in the future against Kismet’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds) (so long as such claim would not affect Kismet’s ability to fulfill its obligation to effectuate any redemption right with respect to any securities of Kismet) or (iii) be deemed to limit Subscriber’s right, title, interest, or claim to the Trust Account by virtue of Subscriber’s record or beneficial ownership of securities of Kismet acquired by any means other than pursuant to this Subscription Agreement, including any redemption right with respect to any such securities of Kismet. This Section 7.20 shall survive the termination of this Subscription Agreement for any reason.

8.	Independent Obligations. The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber under Other Subscription Agreements or any other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries which may have been made or given by any Other Subscriber or investor or by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber or investor pursuant hereto or thereto, shall be deemed to constitute the Subscriber and other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for the Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of the Subscriber in connection with monitoring its investment in the Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

ISSUER:

NEXTERS INC.

By:
Name:
Title:

KISMET:

KISMET ACQUISITION ONE CORP.

By:
Name:
Title:

SPONSOR:

KISMET SPONSOR LIMITED

By:
Name:
Title:

SUBSCRIBER:		Signature of Joint Subscriber, if applicable:
Signature of Subscriber:
By:		By:	N/A
Name:		Name:
Title:		Title:
Date:	July , 2021

Name of Subscriber: ______________________________________________	Name of Joint Subscriber, if applicable: N/A _________________________________________
Please print. Please indicate name and capacity of person signing above)	Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered(if different from the name of Subscriber listed directly above):
Email Address: _________________________ If there are joint investors, please check one: N/A ☐ Joint Tenants with Rights of Survivorship ☐ Tenants-in-Common ☐ Community Property
Subscriber’s EIN:___________________________	Joint Subscriber’s EIN: N/A _______________________
Business Address-Street:	Mailing Address-Street (if different):
City, State, Zip: ____________________________	City, State, Zip: _________________________________
Attn: ____________________________________	Attn: _________________________________________
Telephone No: _____________________________	Telephone No: _________________________________
Facsimile No.: ______________________________	Facsimile No.: __________________________________

Aggregate Number of Shares subscribed for:
Aggregate Purchase Price: ______________________

You must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

SCHEDULE I
ELIGIBILITY REPRESENTATIONS APPLICABLE TO U.S. SUBSCRIBER

A. QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1. ☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) (a “QIB”) and have marked and initialed the appropriate box on the following pages indicating the provision under which we qualify as a QIB.

2. ☐ We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B. INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):

1. ☐ We are an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are institutional accredited investors) and have marked and initialed the appropriate box on the following pages indicating the provision under which we qualify as an institutional “accredited investor.”

2. ☐ We are not a natural person.

*** AND ***

C. AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

☐ is:

☐ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

This page should be completed by Subscriber
and constitutes a part of the Subscription Agreement.

Schedule I -1

The Subscriber is a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) if it is an entity that meets any one of the following categories at the time of the sale of securities to the Subscriber (Please check the applicable subparagraphs):

☐ The Subscriber is an entity that, acting for its own account or the accounts of other qualified institutional buyers, in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the Subscriber and:

☐ is an insurance company as defined in section 2(a)(13) of the Securities Act;

☐ is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or any business development company as defined in section 2(a)(48) of the Investment Company Act;

☐ is a Small Business Investment Company licensed by the US Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended (“Small Business Investment Act”);

☐ is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

☐ is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”);

☐ is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, of (b) employee benefit plan within the meaning of Title I of the ERISA, except, in each case, trust funds that include as participants individual retirement accounts or H.R. 10 plans;

☐ is a business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”);

☐ is an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), corporation (other than a bank as defined in section 3(a)(2) of the Act, a savings and loan association or other institution referenced in section 3(a)(5)(A) of the Act, or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or

☐ is an investment adviser registered under the Investment Advisers Act;

☐ The Subscriber is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the Subscriber;

☐ The Subscriber is a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;

Schedule I -2

☐ The Subscriber is an investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies1 which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with Subscriber or are part of such family of investment companies;

☐ The Subscriber is an entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; or

☐ The Subscriber is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the Subscriber and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale of securities in the case of a US bank or savings and loan association, and not more than 18 months preceding the date of sale of securities for a foreign bank or savings and loan association or equivalent institution.

Rule 501(a) under the Securities Act, in relevant part, states that an institutional “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box(es) below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an institutional “accredited investor.”

☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act or a business development company as defined in section 2(a) (48) of the Investment Company Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of Title I of the ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

☐ Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000; or

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii) of Regulation D under the Securities Act.

1 “Family of investment companies” means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor); provided, that (a) each series of a series company (as defined in Rule 1 8f-2 under the Investment Company Act) shall be deemed to be a separate investment company and (b) investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company’s adviser (or depositor) is a majority-owned subsidiary of the other investment company’s adviser (or depositor).

Schedule I -3